UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 03/31

Date of reporting period: 03/31/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DEAN FUNDS

Small Cap Value Fund

Mid Cap Value Fund

Annual Report

March 31, 2016

DEAN SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The Dean Small Cap Value Fund (the “Fund”) was down -2.73% net of fees for the twelve months ending March 31, 2016, compared with a -7.72% return for the benchmark Russell 2000 Value Index and a -9.76% return for the broader Russell 2000 Index.

Macro Factors Impacting Performance

The small cap indexes declined during the Fund’s most recent fiscal year, and as is often the case in a declining market environment, investors gravitated towards those stocks that have high quality attributes. Investing in high quality stocks that are undervalued for transitory reasons is the bedrock of our investment philosophy and process. As a result, we benefited from the market’s shift towards quality, and it aided in our benchmark-topping performance this past fiscal year.

The small cap stocks that possessed low price volatility, high returns on invested capital, and low levels of financial leverage performed better during the past fiscal year relative to those stocks with the opposite attributes, i.e. stocks that had high price volatility, low returns on invested capital, and high levels of financial leverage. All three of these macro factors provided a tailwind for our portfolio.

Our process favors companies that have predictable and reliable earnings streams, as this allows us to have a higher degree of confidence in our estimate of a company’s normalized earnings power (our estimate of a company’s earnings potential over a full economic cycle in a normal environment). While it is not a core tenet of our process to invest in stocks that display lower price volatility, our proclivity for predictable earnings streams often results in our portfolio being skewed towards companies that do tend to exhibit relatively lower price volatility over time. This residual of our process benefited us throughout the fiscal year.

As we noted, we also directly benefited from the remaining two factors that performed well this fiscal year (high returns on invested capital and low levels of financial leverage). Investing in companies that have high returns on invested capital and solid balance sheets (lower financial leverage) are two core tenets of the “high quality” part of our investment process that attempts to identify high quality companies that are undervalued for transitory reasons. With the market favoring high returns on capital and low levels of financial leverage, coupled with low volatility being in favor, it provided us with a nice tailwind for the fiscal year from a macro factor perspective.

Sector Performance (best/worst relative to benchmark)

The Fund’s best performing sector relative to the benchmark for the twelve month period was Energy. The outperformance relative to the benchmark was due to solid stock selection. We have been very selective in the Energy stocks we are willing to own in this difficult energy price environment. We have owned companies that we believe are some of the highest quality companies in our market cap range in terms of strong balance sheets, high returns on capital, and solid market share. This defensive “belt and suspenders” approach to the sector has served us well as the Energy sector continues to struggle with declining oil prices.

The second best performing sector relative to the benchmark was Utilities. We benefited mostly from our dynamic shift in sector weighting throughout the fiscal year as we took advantage of the market’s risk on/risk off nature when it came to potential Federal Reserve interest rate increases. The market displayed extreme sentiment shifts in interest rate expectations, and this greatly impacted the desirability of Utility stocks. Given Utility stocks’ relatively high dividend yields, they are often used as “bond surrogates,” and as such, their relative performance tends to be inversely correlated to the movement in interest rates. At the beginning of the Fund’s fiscal year (April 1, 2015), we were underweight our benchmark in the Utilities sector as interest rates had declined sharply towards the end of the fund’s previous fiscal year, while Utility stocks concomitantly outperformed the broad small cap market. At that time, Utilities looked relatively expensive to us based on risk adjusted price to normalized earnings multiples. For the first three months of the Fund’s fiscal year, Utilities underperformed the broad small cap market as interest rates rose, which drove risk adjusted normalized valuations to levels that looked, once again, attractive to us. As a result, we started to build our weighting in the sector, ultimately ending with a sizeable overweight position by December 2015. Utilities outperformed the broad small cap market for the balance of the fiscal year, as interest rates declined once more, culminating in dramatic outperformance when the broad small cap market declined sharply from early December 2015 through early February 2016. At that point, Utilities had again become too expensive when viewed through our risk adjusted normalized lens, and we heavily sold our weighting to an underweight stance relative to our benchmark.

As a reminder, these types of shifts in weighting are driven by our bottom up company by company analysis, not a top down sector rotation strategy. It just so happened that over the past fiscal year, Utility stocks moved somewhat in unison as their relative price movements were being driven by interest rate sentiment shifts. This resulted in many Utilities appearing, all together, either relatively attractive or unattractive to us, as the market moved these stocks in a “basket-like” fashion versus trading the stocks based on individual company news. We have a saying: “We take what the market gives us, rather than trying to impose our will on it.” The Utilities sector’s sharp volatility relative to the broad small cap market this past fiscal year, and our willingness to be dynamic in our positioning, demonstrates how this type of approach can be advantageous in volatile environments.

The Fund’s worst performing sector relative to the benchmark for the last twelve months was Financials. The underperformance relative to the benchmark was mostly due to poor stock selection. We owned companies that will be negatively affected by the Department of Labor’s new fiduciary rule. The stock prices of these companies declined in anticipation of the new rule. We also were hurt by our underweight in real estate investment trusts (REITs). Similar to Utilities, REITs often act as “bond surrogates”, and their stock prices tend to trade inversely relative to interest rate movements. With interest rates declining throughout the year, REITs outperformed the broad small cap market, and we were negatively impacted by our underweight stance relative to our benchmark.

The second worst performing sector relative to the benchmark was Health Care. The slight underperformance in the sector was driven by stock selection. One portfolio holding missed earnings expectations; and as a result, the stock price reacted negatively to the news. This was the main driver of the slight underperformance in the sector. Most Health Care companies’ normalized risk adjusted valuations have become too expensive for our process. Therefore, we currently do not have exposure to the Health Care sector other than owning a health care REIT within the Financials sector. We benefited from our underweight positioning relative to our benchmark as the Health Care sector underperformed the broad small cap market during the fiscal year.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the fiscal year was Joy Global (JOY). JOY manufactures underground and surface mining equipment used for the extraction of coal and other minerals and ores. It also provides services for mining equipment. The mining industry has collapsed after too much capacity was built during the commodity boom from a few years ago. When we first purchased JOY’s shares early in 2016, they were trading at around a 60% discount to the median small cap stock based on our estimate of its price to normalized earnings power. This type of discount usually suggests the market believes a company’s financial position is permanently impaired. However, after a thorough analysis of JOY’s balance sheet and after analyzing its full cycle cash flow economics, we believed that JOY was a higher quality situation than the market was pricing into the valuation. It was facing severe cyclically depressed near term earnings power, but we felt the market was placing too much of a quality discount to it as well as a cyclical discount. We believed the bad news from the industry downturn was already reflected in its balance sheet, and because of the low valuation multiple, we were being more than compensated for the risk we were taking. From our first purchase, JOY’s stock price climbed over 80% in less than 45 days. Its price to our estimate of normalized earnings power had gone from a 60% discount relative to the median small cap stock to only a 30% discount, which we felt was a valuation level that no longer compensated us for the degree of risk. We exited the position on the swift move higher in price.

The second largest contributing stock was Tech Data Corp (TECD). TECD is a wholesale distributor of technology products. It also provides its customers with advanced logistics capabilities and value-added services. TECD reported strong quarterly earnings in the third quarter 2015, which beat analysts’ low expectations, causing the stock to rally. TECD has been suffering from currency headwinds caused by the strong US Dollar; however, it is beginning to show strong local currency organic growth coupled with very good cost control that is more than overcoming the foreign exchange drag on earnings. The stock price climbed higher on the better than expected earnings outlook. It continues to be a large position, as of the end of March.

The largest detracting stock in the period was American Equity Investment Life (AEL). AEL is engaged in the development and sale of index and fixed rate annuity products. It is also a full service underwriter of life insurance products. AEL has done a very good job of managing the prolonged low interest rate environment we have witnessed for the past eight years or so. However, the longer interest rates stay low, the more it begins to erode the normalized earnings power of the business. AEL is also currently facing headwinds with credit spreads widening in the fixed income market, as well as future regulatory changes that could negatively impact its business. Even though AEL looks attractive from a valuation standpoint, when adjusted for what we feel is a higher level of risk than what it has had in the past, AEL is not as attractive on a risk adjusted basis as it once was. Based on this, we exited our position for better risk/reward opportunities, while also harvesting a tax loss.

The second largest detracting stock was World Fuel Services (INT). INT is a fuel logistics, transaction management, and payment processing company. It is engaged in the distribution of fuel and related products and services in the aviation, marine, and land transportation industries. INT has historically had a stable earnings stream, especially relative to other companies in the Energy sector. It has historically benefited from volatility in oil/fuel prices rather than the actual level, which is an attribute we favored as oil prices plummeted. However, the current environment has turned out to be a difficult one with oil at low levels, coupled with not much volatility until recently. In addition, competition has put pressure on pricing in this difficult environment. The stock sold off sharply after reporting very disappointing quarterly earnings in the third quarter 2015. Surprised by the magnitude of the earnings downturn, we exited the position on the new uncertainty surrounding what we originally thought was a stable earnings stream while also harvesting a tax loss.

Current Positioning and Opportunities

Our largest overweight sectors relative to the benchmark are in the Materials and Information Technology sectors. Our largest underweight sectors relative to the benchmark are in the Financials and Health Care sectors. As always, these relative weights are a residual of our bottom up opportunities and not based on a top down macro call on the market or economy.

During the past fiscal year the largest changes to the portfolio occurred in the Utilities and Materials sectors. As noted above in the “Sector Performance” section, we added weight to Utilities early in the fiscal year and later reduced our weight in that sector. We have been finding selective opportunities in cyclical areas of the market such as in the Materials sector, which had the largest weighting addition during the fiscal year.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process should produce favorable results over time.

Thank you for your continued confidence in Dean.

PERFORMANCE SUMMARY – (Unaudited)

Total Returns for the Periods Ended March 31, 2016*
		Average Annual
Fund/Index	1 Year	5 Year	10 Year
Dean Small Cap Value Fund	-2.73%	8.69%	5.14%
Russell 2000 Value Index**	-7.72%	6.67%	4.42%
Russell 2000 Index**	-9.76%	7.20%	5.26%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated July 29, 2015, were 1.22% of average daily net assets (1.25% after recoupment of expenses by the Adviser). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets through July 31, 2016. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.25% limitation. This expense cap may not be terminated prior to July 31, 2016, except by approval of the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of March 31, 2016, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund, the Russell 2000 Index and the Russell 2000 Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2006 and held through March 31, 2016.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

DEAN MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The Dean Mid Cap Value Fund was up +2.17% net of fees for the twelve months ending March 31, 2016, compared with a negative -3.39% return for the Russell Midcap Value Index and a negative -4.04% return for the Russell Midcap Index.

Macro Factors Impacting Performance

During the past fiscal year, the Russell Midcap Index generated slightly negative returns as several factors weighed on the markets. Global growth stalled at a time the Federal Reserve was heading down a path of rate normalization, taking a diverging path from many economies implementing fiscal stimulation. In conjunction with these events, global oil supply ballooned, far exceeding demand, causing a collapse of oil prices and having subsequent impacts on the economy especially within the Energy, Industrial and Materials sectors.

As is typically the case in times of uncertainty, investors gravitated toward stocks with quality attributes and a narrower range of outcomes. While a narrow range of outcomes is not a requirement of our process, we do look for asymmetrical returns, i.e. looking for stocks we believe have a limited amount of downside; either due to more consistent and predictable earnings or due to transitory reasons. The macro backdrop benefited stocks with high profitability and low levels of debt, key attributes we look for in our process. In addition, stocks with low volatility and lower levels of trading turnover fared better than the benchmark. All of these factors provided a tailwind for our portfolio.

Slightly offsetting the positive macro factors, our lack of exposure to stocks with higher yields was a negative as these stocks benefited from a reversal in interest rate expectations. Market capitalization was also a slight negative as our average market cap was below the benchmark. In periods of stress, larger capitalization stocks typically fare better. Lastly, our slightly higher exposure to growth than the benchmark was a negative as stocks with high growth expectations underperformed the market.

Sector Performance (best/worst relative to benchmark)

The Fund’s best performing sector relative to our benchmark was Energy. For the year, our average weight was approximately 1.3% below the benchmark. This was beneficial as Energy was easily the worst performing sector in the Russell Midcap Value Index, down -31.8% for the year. As Energy underperformed, especially in the second half of the year, we raised our weight from 5.3% to approximately 9.3% to finish the year. With the dramatic and prolonged drop in commodity prices, solvency became a real concern for many energy companies. Our focus on strong balance sheets and advantaged assets provided downside protection and allowed our holdings to outperform the sector. The most additive holdings relative to the benchmark were tubular services provider Frank’s International (FI), E&P company Cimarex Energy (XEC) and EQT Corp (EQT).

Materials was the second best performing sector relative to the benchmark. Our outperformance was driven by stock selection with the largest contribution being Airgas Inc. (ARG), up 32.8% for the period held. Airgas, with an estimated 25% market share in North America, is a leading distributor of packaged gases used in industrial and medical applications and hard goods serving the welding market. In November, Air Liquide, a French company, agreed to acquire Airgas for $143.00 per share, a 51% premium to the pre-merger speculation price on November 12, 2015. We exited the position in January. Packaging companies Bemis (BMS) and Sealed Air (SEE) also positively contributed to performance partially offset by agricultural chemical company FMC Corp (FMC).

Utilities was the worst performing sector relative to the benchmark. The underperformance was due to Utilities being our second largest underweight at -4.7%. With reduced expectations the Federal Reserve would raise interest rates this spring, Utilities surged late in the fiscal year to finish up approximately 15.4%, the best sector performance in the benchmark. Positive stock selection partially offset our underweight position as four of our five Utility holdings outperformed the sector.

The second worst performing sector relative to the benchmark was Telecommunication Services. The sector turned in positive performance in the second half of the year as several large constituents, including CenturyLink (CTL) and Level 3 Communications (LVLT), outperformed the market after exceeding low expectations. Our underperformance was due to our portfolio having no exposure to the sector.

Individual Securities Performance (best/worst absolute contributors)

The two largest contributing stocks in the year were Tyson Foods (TSN) and Global Payments (GPN).

Tyson Foods, up 65.6% for the period held, is one of the world’s leading producers of chicken, beef and pork and prepared foods. The chicken segment is vertically integrated from the farm to retail and foodservice ready products. The beef and pork business processes fed cattle and market hogs to sub-primal cuts and case-ready products. The prepared foods segment consists of the company’s branded products including Tyson, Jimmy Dean, Hillshire Farms, Sara Lee, and State Farm. In 2014, Tyson Foods acquired Hillshire Brands, a branded foods company. The acquisition will allow Tyson to reduce costs and expand its value added branded product offerings, which should lead to a more predictable company with an improved valuation.

Global Payments, up 42.6% for the year, is a multi-national provider of merchant acquiring and payments processing services and generates revenue through charging fees for payment card transactions processed for merchant customers. The company is the 8th largest transaction processor in the U.S. and has a large presence in Spain, Canada and the U.K. Over the past year, estimates have continued to rise as the company sees sustained revenue growth and margin expansion across its business lines. In December, GPN agreed to acquire Heartland Payment Systems (HPY) in a cash and stock deal valued at $4.3B. While the deal was somewhat expensive at 18.5 times enterprise value to earnings before interest, taxes and depreciation (EBITDA), the deal will be accretive in 2017 and provide scale as well as additional channels of growth for the combined entity.

The two largest detracting stocks in the quarter were FMC Corp (FMC) and Sally Beauty Holdings (SBH).

FMC Corp, down 41.9% for the period held, is a diversified chemical company serving agricultural, consumer and industrial markets globally. Through several acquisitions and divestitures, the company has transformed itself into an agricultural solutions company, accounting for 75% of revenue. The remaining revenue is from the company’s Health and Nutrition and Lithium segments. The company transformed itself by selling its Alkali Chemicals business to Tronox and purchasing European crop protection company Cheminova. The strategic benefit has been overshadowed by weak end markets in agricultural products due to excess supply, weak commodity prices and currency. The devaluation of the Brazilian real in particular negatively impacted the company, forcing a reduction in earnings after several quarters of falling expectations. Due to weak fundamentals, we chose to exit the name in September 2015.

Sally Beauty Holdings (SBH), down 35.6% for the period held, is a specialty retailer and distributor of professional beauty supplies. The retail segment, Sally Beauty Stores, has 3,700 locations and accounts for 60% of revenue. Retail sales are 75% to DIY consumers and 25% to salon professionals. The distribution segment, Beauty Supply Group, accounts for 40% of revenue and distributes professional beauty products to hair salons. In order to drive continued growth and to attract new customers with rising competition in the retail space, SBH embarked on several initiatives in 2014. These initiatives included store refreshes, enhanced product presentations and updated marketing efforts. Unfortunately, the initiatives created disruptions in the systems forcing the company to reduce expectations twice in 2015. Based on the level of decline in the core business, we chose to exit the position in October 2015.

Current Positioning and Opportunities

Our largest overweight sectors are Consumer Discretionary and Information Technology while our largest underweight sectors continue to be Financials, primarily REITs, and Utilities. Consumer Staples fell out of the top overweight sectors as we exited JM Smucker (SJM) and Kellogg (K), while trimming our weight in

Ingredion (INGR) and Tyson Foods (TSN) due to valuation. These stocks have performed extremely well as investors moved to high quality companies with more consistent earnings during the year.

The Health Care and Consumer Staples sectors saw the largest reductions over the past fiscal year. These sectors benefited materially as investors moved to more stable earnings streams and became expensive on our normalized earnings valuation. Our largest additions were to the Energy and Financials sectors. With oil and natural gas prices falling to multi-year lows, Energy names were hit hard as liquidity concerns became paramount. While it still may take several quarters for the supply and demand equilibrium to occur, we took the opportunity to add several new stocks which we feel have advantaged assets and the liquidity to withstand the downturn. As the expectation for additional Fed interest rate increases subsided and the markets sold off, financial stocks were negatively impacted. We added to several positions as they became inexpensive on our normalized earnings expectations.

Investors continue to pay a substantial premium for momentum, those stocks that have been working, and “safety” stocks, those stocks with steady earnings and a narrower range of outcomes. While the markets rebounded significantly from the early fiscal fourth quarter selloff, we continue to see full cycle valuations attractive in Industrials, Materials, Energy and Financials.

As always, our positioning is the residual of our bottom up process rather than a top down macro call on the market or economy. We remain focused on applying our discipline of buying high quality companies at a discount to their fair value over a market cycle.

PERFORMANCE SUMMARY – (Unaudited)

Total Returns for the Periods Ended March 31, 2016*
		Average Annual
Fund/Index	1 Year	5 Year	10 Year
Dean Mid Cap Value Fund	2.17%	9.41%	4.27%
Russell Midcap Value Index**	-3.39%	10.52%	7.23%
Russell Midcap Index**	-4.04%	10.30%	7.45%

Total annual operating expenses, as disclosed in the Fund’s prospectus supplement dated April 1, 2016, were 1.78% of average daily net assets (1.10% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.10% of the Fund’s average daily net assets through July 31, 2017. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.10% limitation. This expense cap may not be terminated prior to July 31, 2017, except by approval of the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of March 31, 2016, can be found in the financial highlights.

Effective March 31, 2011, the Fund changed its investment strategies from Large Cap Value to Mid Cap Value and also changed its benchmarks from the Russell 1000® Value Index to the Russell Midcap® Value and Russell Midcap® Indices. Performance prior to March 31, 2011 reflects the Fund’s Large Cap Value investment strategies and, as a result, the Fund’s 10 year return may vary substantially from those of the Midcap indices.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell Midcap and Russell Midcap Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Comparison of the Change in the Value of a $10,000 Investment in the Dean Mid Cap Value Fund, the Russell Midcap Index, and the Russell Midcap Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index and the Russell Midcap Value Index on March 31, 2006 and held through March 31, 2016.

The Russell Midcap Index and the Russell Midcap Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

DEAN SMALL CAP VALUE FUND HOLDINGS – (Unaudited)

[1]	As a percent of total net assets.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

DEAN MID CAP VALUE FUND HOLDINGS – (Unaudited)

[1]	As a percent of total net assets.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

PORTFOLIO HOLDINGS – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS’ EXPENSES – (Unaudited)

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2015 to March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Small Cap Value Fund	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period October 1, 2015 – March 31, 2016*
Actual	$1,000.00	$1,074.60	$6.48
Hypothetical**	$1,000.00	$1,018.75	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Dean Mid Cap Value Fund	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period October 1, 2015 – March 31, 2016*
Actual	$1,000.00	$1,098.00	$7.87
Hypothetical**	$1,000.00	$1,017.50	$7.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2016

COMMON STOCKS – 98.39%	Shares	Fair Value

Consumer Discretionary – 14.77%
Big Lots, Inc.	70,750	$3,204,267
Brinker International, Inc.	61,905	2,844,535
Cabela’s, Inc. – Class A *	53,875	2,623,174
John Wiley & Sons, Inc. – Class A	26,950	1,317,586
Meritage Homes Corp. *	100,780	3,674,439
Sotheby’s	82,635	2,208,834
Thor Industries, Inc.	71,735	4,574,541
Tower International, Inc.	171,245	4,657,864
Tupperware Brands Corp.	72,518	4,204,594

		29,309,834

Consumer Staples – 4.11%
Darling Ingredients, Inc. *	344,195	4,533,048
United Natural Foods, Inc. *	89,805	3,619,141

		8,152,189

Energy – 2.55%
Frank’s International NV	307,555	5,068,506

Financials – 23.08%
AMERISAFE, Inc.	63,500	3,336,290
BancFirst Corp.	29,480	1,681,244
BBCN Bancorp, Inc.	225,395	3,423,750
Bryn Mawr Bank Corp.	96,942	2,494,318
Community Trust Bancorp, Inc.	78,610	2,776,505
Enstar Group Ltd. *	14,740	2,396,429
Evercore Partners, Inc. – Class A	38,505	1,992,634
First Financial BanCorp.	105,385	1,915,899
Hancock Holding Co.	171,705	3,942,347
Horace Mann Educators Corp.	98,895	3,133,983
Horizon Bancorp	37,041	915,654
Lakeland Financial Corp.	66,820	3,059,020
ProAssurance Corp.	53,875	2,726,075
Renasant Corp.	71,485	2,352,571
Tompkins Financial Corp.	33,630	2,152,320
TriCo Bancshares	113,160	2,865,211
Waddell & Reed Financial, Inc. – Class A	196,707	4,630,483

		45,794,733

Industrials – 17.23%
BMC Stock Holdings, Inc. *	211,365	3,512,886
CLARCOR, Inc.	53,875	3,113,436
Crane Co.	76,252	4,106,933
Federal Signal Corp.	188,280	2,496,593

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2016

COMMON STOCKS – 98.39% – continued	Shares	Fair Value

Industrials – 17.23% – continued
Hillenbrand, Inc.	101,630	$3,043,818
ITT Corp.	68,785	2,537,479
Kadant, Inc.	44,835	2,024,749
Kennametal, Inc.	152,770	3,435,797
Kforce, Inc.	82,943	1,624,024
MYR Group, Inc. *	197,950	4,970,524
Tetra Tech, Inc.	111,470	3,324,035

		34,190,274

Information Technology – 16.65%
Anixter International, Inc. *	91,290	4,757,122
AVX Corp.	276,175	3,471,520
Convergys Corp.	183,754	5,102,849
Intersil Corp. – Class A	188,750	2,523,587
ManTech International Corp. – Class A	90,515	2,895,575
Mentor Graphics Corp.	104,795	2,130,482
Methode Electronics, Inc.	109,610	3,204,996
Plexus Corp. *	94,240	3,724,365
Tech Data Corp. *	68,198	5,235,560

		33,046,056

Materials – 10.25%
Boise Cascade Co. *	124,980	2,589,586
Calgon Carbon Corp.	177,014	2,481,736
Commercial Metals Co.	241,110	4,091,637
Compass Minerals International, Inc.	46,325	3,282,589
Domtar Corp.	104,160	4,218,480
Owens-Illinois, Inc. *	230,525	3,679,179

		20,343,207

Real Estate Investment Trusts – 4.90%
Care Capital Properties, Inc.	170,540	4,577,294
Chesapeake Lodging Trust	116,750	3,089,205
Corporate Office Properties Trust	78,250	2,053,280

		9,719,779

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2016

COMMON STOCKS – 98.39% – continued	Shares	Fair Value
Utilities – 4.85%
ALLETE, Inc.	30,697	$1,721,181
Cleco Corp.	61,130	3,374,987
El Paso Electric Co.	40,365	1,851,946
South Jersey Industries, Inc.	94,106	2,677,316

		9,625,430

TOTAL COMMON STOCKS (Cost $175,855,428)		195,250,008

MONEY MARKET SECURITIES – 2.72%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.39% (a)	5,404,967	5,404,967

TOTAL MONEY MARKET SECURITIES (Cost $5,404,967)		5,404,967

TOTAL INVESTMENTS – 101.11% (Cost $181,260,395)		$200,654,975

Liabilities in Excess of Other Assets – (1.11)%		(2,205,279)

NET ASSETS – 100.00%		$198,449,696

(a)	Rate disclosed is the seven day yield as of March 31, 2016.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2016

COMMON STOCKS – 98.46%	Shares	Fair Value

Consumer Discretionary – 14.50%
Aramark	7,688	$254,627
Delphi Automotive PLC	3,615	271,197
Genuine Parts Co.	2,953	293,410
Interpublic Group of Cos., Inc./The	11,473	263,305
Macy’s, Inc.	5,736	252,900
Murphy USA, Inc. *	4,209	258,643
Newell Rubbermaid, Inc.	6,619	293,156
Panera Bread Co. – Class A *	1,510	309,293
Vista Outdoor, Inc. *	6,059	314,523

		2,511,054

Consumer Staples – 4.65%
Edgewell Personal Care Co.	2,902	233,698
Ingredion, Inc.	2,342	250,102
Tyson Foods, Inc. – Class A	4,820	321,301

		805,101

Energy – 9.50%
Concho Resources, Inc. *	2,800	282,912
EQT Corp.	4,073	273,950
Frank’s International NV	19,738	325,282
Hess Corp.	4,973	261,829
Marathon Oil Corp.	18,499	206,079
Pioneer Natural Resources Co.	2,087	293,724

		1,643,776

Financials – 20.17%
Allstate Corp.	4,022	270,962
Ameriprise Financial, Inc.	2,291	215,377
Brown & Brown, Inc.	7,620	272,796
Commerce Bancshares, Inc.	6,924	311,234
Discover Financial Services	4,599	234,181
Invesco Ltd.	9,487	291,915
KeyCorp	21,282	234,953
M&T Bank Corp.	2,223	246,753
Reinsurance Group of America, Inc.	2,987	287,499
Signature Bank *	1,544	210,169
Torchmark Corp.	6,415	347,436
Unum Group	8,757	270,767
W.R. Berkley Corp.	5,295	297,579

		3,491,621

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2016

COMMON STOCKS – 98.46% – continued	Shares	Fair Value

Health Care – 6.23%
C.R. Bard, Inc.	1,341	$271,781
Patterson Companies, Inc.	6,144	285,880
Quest Diagnostics, Inc.	3,649	260,721
Zimmer Holdings, Inc.	2,444	260,604

		1,078,986

Industrials – 11.18%
Crane Co.	5,023	270,539
Dover Corp.	4,090	263,110
Parker-Hannifin Corp.	2,274	252,596
Republic Services, Inc.	7,518	358,233
Rockwell Automation, Inc.	2,291	260,601
Snap-on, Inc.	1,527	239,724
Xylem, Inc.	7,111	290,840

		1,935,643

Information Technology – 11.04%
Arrow Electronics, Inc. *	4,531	291,842
Global Payments, Inc.	6,483	423,340
Linear Technology Corp.	6,279	279,792
Littelfuse, Inc.	2,308	284,138
Synopsys, Inc. *	8,129	393,769
Western Digital Corp.	5,040	238,090

		1,910,971

Materials – 5.62%
Alcoa, Inc.	16,835	161,279
Bemis Co., Inc.	4,922	254,861
Eastman Chemical Co.	4,379	316,295
Nucor Corp.	5,074	240,000

		972,435

Real Estate Investment Trusts – 7.55%
Equity LifeStyle Properties, Inc.	5,923	430,780
Host Hotels & Resorts, Inc.	15,902	265,563
Omega Healthcare Investors, Inc.	8,061	284,553
Weingarten Realty Investors	8,706	326,649

		1,307,545

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2016

COMMON STOCKS – 98.46% – continued	Shares	Fair Value
Utilities – 8.02%
Ameren Corp.	5,668	$283,967
CMS Energy Corp.	8,452	358,703
Westar Energy, Inc.	7,671	380,558
Xcel Energy, Inc.	8,723	364,796

		1,388,024

TOTAL COMMON STOCKS (Cost $13,229,348)		17,045,156

MONEY MARKET SECURITIES – 1.39%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.39% (a)	240,652	240,652

TOTAL MONEY MARKET SECURITIES (Cost $240,652)		240,652

TOTAL INVESTMENTS – 99.85% (Cost $13,470,000)		$17,285,808

Other Assets in Excess of Liabilities – 0.15%		26,761

NET ASSETS – 100.00%		$17,312,569

(a)	Rate disclosed is the seven day yield as of March 31, 2016.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2016

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Assets
Investment in securities:
At cost	$181,260,395	$13,470,000

At fair value	$200,654,975	$17,285,808
Receivable for fund shares sold	142,021	17,640
Dividends receivable	322,507	28,932
Prepaid expenses	30,346	11,977

Total Assets	201,149,849	17,344,357

Liabilities
Payable for investments purchased	2,165,855	–
Payable for fund shares redeemed	315,893	–
Payable to Adviser	158,569	9,795
Payable to administrator, fund accountant, and transfer agent	25,107	3,618
Payable to custodian	6,683	617
Other accrued expenses	28,046	17,758

Total Liabilities	2,700,153	31,788

Net Assets	$198,449,696	$17,312,569

Net Assets consist of:
Paid-in capital	$179,363,363	$15,203,998
Accumulated undistributed net investment income	1,578,035	33,227
Accumulated undistributed net realized loss from investment transactions	(1,886,282)	(1,740,464)
Net unrealized appreciation on investments	19,394,580	3,815,808

Net Assets	$198,449,696	$17,312,569

Shares outstanding (unlimited number of shares authorized, no par value)	13,854,330	1,072,146

Net asset value, offering and redemption price per share	$14.32	$16.15

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF OPERATIONS

For the year ended March 31, 2016

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Investment Income
Dividend income (net of foreign taxes withheld of $13,230 and $801)	$3,741,360	$277,330

Total investment income	3,741,360	277,330

Expenses
Investment Adviser fee	1,524,119	160,411
Administration expenses	93,468	8,896
Fund accounting expenses	68,990	6,568
Transfer agent expenses	148,770	26,461
Legal expenses	25,856	23,836
Registration expenses	34,458	21,732
Custodian expenses	33,270	3,572
Audit expenses	15,500	15,500
Trustee expenses	15,777	15,777
Insurance expense	10,948	3,698
Pricing expenses	3,815	3,483
Report printing expense	40,488	2,163
CCO expense	9,725	9,729
Miscellaneous expenses	5,719	4,448

Total expenses	2,030,903	306,274
Fees recouped (waived) by Adviser	83,542	(66,094)

Net operating expenses	2,114,445	240,180

Net investment income	1,626,915	37,150

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	(645,059)	35,954
Net change in unrealized appreciation (depreciation) of investment securities	(1,947,511)	345,090

Net realized and unrealized gain (loss) on investments	(2,592,570)	381,044

Net increase (decrease) in net assets resulting from operations	$(965,655)	$418,194

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Dean Small Cap Value Fund		Dean Mid Cap Value Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase in Net Assets due to:
Operations
Net investment income	$1,626,915	$545,215	$37,150	$107,086
Net realized gain (loss) on investment securities transactions	(645,059)	11,396,194	35,954	1,563,728
Net change in unrealized appreciation (depreciation) of investment securities	(1,947,511)	(2,337,737)	345,090	(488,494)

Net increase (decrease) in net assets resulting from operations	(965,655)	9,603,672	418,194	1,182,320

Distributions
From net investment income	(364,814)	(728,050)	(21,963)	(99,767)
From net realized gains	(10,810,921)	(10,101,560)	–	–

Total distributions	(11,175,735)	(10,829,610)	(21,963)	(99,767)

Capital Transactions
Proceeds from shares sold	95,129,982	37,312,601	871,988	859,528
Reinvestment of distributions	10,592,731	10,139,258	21,395	97,140
Amount paid for shares redeemed	(38,003,674)	(40,757,716)	(413,618)	(1,635,165)

Net increase (decrease) in net assets resulting from capital transactions	67,719,039	6,694,143	479,765	(678,497)

Total increase in net assets	55,577,649	5,468,205	875,996	404,056

Net Assets
Beginning of year	142,872,047	137,403,842	16,436,573	16,032,517

End of year	$198,449,696	$142,872,047	$17,312,569	$16,436,573

Accumulated undistributed net investment income	$1,578,035	$320,437	$33,227	$36,412

Share Transactions
Shares sold	6,639,203	2,359,161	58,582	55,742
Shares issued in reinvestment of distributions	794,654	688,341	1,422	6,420
Shares redeemed	(2,676,676)	(2,558,850)	(26,250)	(105,343)

Net increase (decrease) in shares outstanding	4,757,181	488,652	33,754	(43,181)

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012
Net asset value, beginning of year	$15.71	$15.96	$13.48	$11.58	$11.41

Investment operations:
Net investment income	0.11	0.07	0.06	0.02 (a)	0.04	(a)
Net realized and unrealized gain (loss) on investments	(0.60)	1.00	2.96	1.92	0.14

Total from investment operations	(0.49)	1.07	3.02	1.94	0.18

Less distributions:
From net investment income	(0.03)	(0.09)	– (b)	(0.04)	(0.01)
From net realized gains	(0.87)	(1.23)	(0.54)	–	–

Total distributions	(0.90)	(1.32)	(0.54)	(0.04)	(0.01)

Net asset value, end of year	$14.32	$15.71	$15.96	$13.48	$11.58

Total Return (c)	(2.73)%	7.25%	22.57%	16.81%	1.58%
Ratios and Supplemental Data
Net assets, end of year (000)	$198,450	$142,872	$137,404	$79,489	$54,277
Ratio of expenses to average net assets:
After fee waivers and/or expense reimbursement/recoupment by Adviser	1.25%	1.25%	1.25%	1.25%	1.32	%(d)
Before fee waivers and/or expense reimbursement/recoupment by Adviser	1.20%	1.22%	1.21%	1.41%	1.58%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement/recoupment by Adviser	0.96%	0.41%	0.44%	0.13%	0.36%
Before fee waivers and/or expense reimbursement/recoupment by Adviser	1.01%	0.45%	0.48%	(0.03)%	0.10%
Portfolio turnover rate	148%	128%	96%	142%	214%

(a)	Calculated using the average shares method.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Effective August 1, 2011, the Adviser agreed to waive fees to maintain Fund expenses at 1.25% (excluding Service fees). Prior to that date, the expense cap was 1.50%.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012
Net asset value, beginning of year	$15.83	$14.82	$12.31	$10.81	$10.52

Investment operations:
Net investment income	0.03	0.11	0.03	0.06	0.03
Net realized and unrealized gain on investments	0.31	1.00	2.49	1.52	0.31

Total from investment operations	0.34	1.11	2.52	1.58	0.34

Less distributions:
From net investment income	(0.02)	(0.10)	(0.01)	(0.08)	(0.05)

Total distributions	(0.02)	(0.10)	(0.01)	(0.08)	(0.05)

Net asset value, end of year	$16.15	$15.83	$14.82	$12.31	$10.81

Total Return (a)	2.17%	7.50%	20.46%	14.71%	3.29%
Ratios and Supplemental Data
Net assets, end of year (000)	$17,313	$16,437	$16,033	$13,003	$10,929
Ratio of expenses to average net assets:
After fee waivers and/or expense reimbursement by Adviser	1.50%	1.50%	1.50%	1.50%	1.50%
Before fee waivers and/or expense reimbursement by Adviser	1.91%	1.88%	2.01%	2.23%	2.57%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement by Adviser	0.23%	0.66%	0.24%	0.52%	0.34%
Before fee waivers and/or expense reimbursement by Adviser	(0.18)%	0.28%	(0.27)%	(0.20)%	(0.73)%
Portfolio turnover rate	39%	52%	43%	49%	59%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2016

NOTE 1. ORGANIZATION

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Board. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or the “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or the “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of each of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of, and during the fiscal year ended March 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

amortized or accreted using the effective interest method. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The financial reporting treatment of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the fiscal year ended March 31, 2016, the Funds made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) from Investment Transactions
Small Cap Fund	$309	$(4,503)	$4,194
Mid Cap Fund	1	(18,372)	18,371

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service using observable inputs other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Good faith pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used at March 31, 2016 in valuing the Small Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$195,250,008	$–	$–	$195,250,008
Money Market Securities	5,404,967	–	–	5,404,967

Total	$200,654,975	$–	$–	$200,654,975

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used at March 31, 2016 in valuing the Mid Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$17,045,156	$–	$–	$17,045,156
Money Market Securities	240,652	–	–	240,652

Total	$17,285,808	$–	$–	$17,285,808

* Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended March 31, 2016, the Funds had no transfers between levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Each Fund’s investments are managed by the Adviser pursuant to the terms of an advisory agreement. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreements, the Adviser is entitled to an investment adviser fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Small Cap Fund and 1.00% of the average daily net assets of the Mid Cap Fund. For the fiscal year ended March 31, 2016, the Adviser earned fees, before the waiver and recoupment described below, of $1,524,119 and $160,411 from the Small Cap Fund and the Mid Cap Fund, respectively. The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund through July 31, 2016, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2016

NOTE 4. FEES AND TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES – continued

1.25% of average daily net assets for the Small Cap Fund and 1.50% of the average daily net assets for the Mid Cap Fund. At March 31, 2016, the Adviser was owed $158,569 from the Small Cap Fund and $9,795 from the Mid Cap Fund. Each waiver or reimbursement by the Adviser with respect to a Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. For the fiscal year ended March 31, 2016, the Adviser has recouped fees of $83,542 for the Small Cap Fund and has waived fees of $66,094 for the Mid Cap Fund.

The amounts subject to repayment by the Mid Cap Fund, pursuant to the aforementioned conditions, at March 31, 2016, were as follows:

Fund	Amount	Expires March 31,
Mid Cap Fund	$73,903	2017
	61,959	2018
	66,094	2019

The Trust retains Ultimus Asset Services, LLC (“Ultimus”), formerly Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Trust also retains Ultimus to act as each Fund’s transfer agent and to provide fund accounting services. Expenses incurred by the Funds for these expenses are allocated to the individual Funds based on each Fund’s relative net assets. Huntington National Bank is the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended March 31, 2016, fees for administrative, transfer agent, and fund accounting services, reimbursement of out-of-pocket expenses, and Custodian expenses and the amounts due to Ultimus and the Custodian at March 31, 2016, were as follows:

	Small Cap Fund	Mid Cap Fund
Administration expenses	$93,468	$8,896
Fund accounting expenses	68,990	6,568
Transfer agent expenses	148,770	26,461
Custodian expenses	33,270	3,572
Payable to Ultimus	25,107	3,618
Payable to Custodian	6,683	617

Unified Financial Securities, LLC (the “Distributor”), formerly Unified Financial Securities, Inc., acts as the principal distributor of the Funds. There were no payments made to the Distributor for serving as principal underwriter by the Funds for the fiscal year ended March 31, 2016.

Certain officers of the Trust are employees of Ultimus. Both Ultimus and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC. Prior to December 31, 2015, HASI and the Distributor operated as wholly-owned subsidiaries of Huntington Bancshares, Inc., the parent company of the Custodian. A Trustee of the Trust is a member of management of the Custodian. An officer of the Trust is an officer of the Distributor; such person may be deemed to be an affiliate of the Distributor.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2016

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended March 31, 2016, purchases and sales of investment securities, other than short-term investments, were as follows:

	Small Cap Fund	Mid Cap Fund
Purchases	$308,324,391	$7,135,171
Sales	246,389,065	6,098,960

There were no purchases or sales of long-term U.S. government obligations during the year ended March 31, 2016.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2016, Dean Wealth Management LP and The CH Dean Companies LLC, each an affiliate of the Adviser and Sub-Adviser, owned 42.70% and 17.51%, respectively, of the Mid Cap Fund. As a result, Dean Wealth Management LP may be deemed to control the Mid Cap Fund.

NOTE 8. FEDERAL TAX INFORMATION

As of March 31, 2016, the net unrealized appreciation of investments for tax purposes was as follows:

	Small Cap Fund	Mid Cap Fund
Gross unrealized appreciation	$21,826,424	$3,877,244
Gross unrealized depreciation	(3,030,327)	(61,697)

Net unrealized appreciation	$18,796,097	$3,815,547

Federal income tax cost	$181,858,878	$13,470,261

Small Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$364,814	$2,846,373
Long-term capital gains	10,810,921	7,983,237

	$11,175,735	$10,829,610

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2016

NOTE 8. FEDERAL TAX INFORMATION – continued

Mid Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2016 and 2015 was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$21,963	$99,767

	$21,963	$99,767

As of March 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Fund	Mid Cap Fund
Undistributed ordinary income	$1,578,035	$33,227
Accumulated capital and other losses	(1,287,799)	(1,740,203)
Unrealized appreciation (depreciation)	18,796,097	3,815,547

	$19,086,333	$2,108,571

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the receipt of non-taxable distributions.

As of March 31, 2016, the Small Cap Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $664,909.

As of March 31, 2016, the Mid Cap Fund had capital loss carryforwards available to offset future gains in the amount of $1,539,131, which expire March 31, 2018.

Certain capital and qualified late year ordinary losses incurred within the current taxable year are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended March 31, 2016, the Small Cap Fund and Mid Cap Fund deferred post October capital losses in the amounts of $622,890 and $201,072, respectively.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2016, that would merit recognition or disclosure in the financial statements. Effective April 1, 2016, the Adviser has contractually agreed to lower the Mid Cap Fund’s management fee from 1.00% to 0.90% and lower the Mid Cap Fund’s expense cap from 1.50% to 1.10%. There were no other items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Dean Funds and

Board of Trustees of Unified Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds, comprising Dean Small Cap Value Fund and Dean Mid Cap Value Fund (the “Funds”), each a series of the Unified Series Trust, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Dean Funds as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 25, 2016

Other Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended March 31, 2016, the Mid Cap Fund designates 100% and the Small Cap Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For the Mid Cap Fund and Small Cap Fund calendar year 2016 ordinary income dividends, 100% and 100% qualify for the corporate dividends received deduction, respectively.

For the year ended March 31, 2016, the Small Cap Fund designated $10,811,227 as long-term capital gain distributions.

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman and Founder, Constitution Education Foundation since February 2011.

Previous: Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014.

Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present

Current: Executive Advisor of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since January 2016; Director and Vice President of Standard Steel Holdings Co., a holding company which owns Standard Steel, LLC, since January 2015; Director of International Crankshaft, Inc. since 2004.

Previous: Chief Executive Officer of Standard Steel LLC from August 2011 to January 2016; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc., both holding companies which, through subsidiaries, produced steel wheels and axles, from August 2011 to December 2014; President and Chief Executive Officer of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Chairman of SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998.

Previous: Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 14 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
David R. Carson (Age – 58) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013; Principal Executive Officer, UMT since October 2014.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (Age – 35) Vice President and Secretary, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age – 54) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director since May 2014; President, Unified Series Trust (March 2012 to January 2016); Senior Vice President of Unified Series Trust (May 2007 to March 2012); Secretary of Huntington Funds (April 2010 to February 2012).

Zachary Richmond (Age – 35) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Lynn E. Wood (Age – 69) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 14 series.
***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that, until December 31, 2015, was under common control with Unified Financial Securities, LLC, the Trust’s distributor. The Board reviewed and approved this arrangement.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

Dean Small Cap Value Fund (the “Small Cap Fund”) and Dean Mid Cap Value Fund (the “Mid Cap Fund,” and together with the Small Cap Fund, the “Dean Funds”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board” or “Trustees”) oversees the management of the Dean Funds and, as required by law, determines annually whether to approve the continuance of each Dean Fund’s management agreement with Dean Investment Associates, LLC (the “Adviser”) and each Dean Fund’s subadvisory agreement between the Adviser and Dean Capital Management, LLC (the “Sub-Adviser”). The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened in October 2015 via teleconference to consider the renewal of the management agreement between the Trust and the Adviser (each a “Management Agreement”), and subadvisory agreement between the Adviser and the Sub-Adviser (each a “Subadvisory Agreement”), on behalf of each Dean Fund, respectively. In advance of the Committee meeting, the Trustees received and reviewed materials compiled by the Trust’s administrator, which included the following information: (a) detailed letters to the Adviser and the Sub-Adviser requesting information that the Board likely would consider in determining whether to renew each Dean Fund’s Management Agreement and Subadvisory Agreement, and the Adviser’s and Sub-Adviser’s responses; (b) a description of factors considered by the Board in approving each Management Agreement and Subadvisory Agreement during the prior year; (c) commentary prepared by the Adviser separately discussing each Dean Fund’s recent performance; (d) each Dean Fund’s schedule of investments as of June 30, 2015; (e) a memorandum prepared by the Trust’s administrator comparing each Dean Fund’s performance returns to those of its respective benchmarks and peer group for periods ended July 31, 2015; comparing each Dean Fund’s advisory fee and total expense ratio to those of its respective peer group; and providing certain other performance and volatility information included in Morningstar reports for the Dean Funds; (f) the preliminary consolidated balance sheet of The C.H. Dean Companies, LLC, the holding company of C.H. Dean, LLC, the Adviser’s parent company, dated July 31, 2015, and preliminary consolidated income statement for The C.H. Dean Companies, LLC for the year ended July 31, 2015; (g) the Sub-Adviser’s preliminary balance sheet dated July 31, 2015 and preliminary income statement for the year ended July 31, 2015; (h) a profitability analysis prepared by the Adviser with respect to each Dean Fund’s Management Agreement; (i) a profitability analysis prepared by the Sub-Adviser with respect to each Dean Fund’s Subadvisory Agreement; (j) soft dollar reports prepared by the Adviser and the Sub-Adviser with respect to the Dean Funds; (k) copies of each Dean Fund’s Management Agreement, Subadvisory Agreement, and expense cap agreement; (l) a report from the Trust’s Chief Compliance Officer summarizing his review of the Adviser’s and the Sub-Adviser’s compliance policies and procedures; and (m) a memorandum prepared by Management Practice Inc. (“MPI”), which presented profitability data for certain publicly-held investment advisors to mutual funds. After discussing these materials, the Committee interviewed certain representatives of the Adviser and the Sub-Adviser, including the Adviser’s President and Chief Compliance Officer and the three of the Sub-Adviser’s members (which included the Sub-Adviser’s Chief Compliance Officer and each Dean Fund’s portfolio manager).

At the Board’s November 2015 in-person meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust, the Adviser or the Sub-Adviser, approved the continuation of each Dean Fund’s Management Agreement between the Trust and the Adviser and Subadvisory Agreement between the Adviser and the Sub-Adviser for an additional year. The Trustees’ approval of each Management Agreement and Subadvisory Agreement was based on a consideration of all of the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Management Agreements and Subadvisory Agreements are reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of these agreements in previous years.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed and considered information regarding the nature, extent, and quality of services that the Adviser and Sub-Adviser provide to the Dean Funds. The Trustees considered the services provided by the Adviser to the Dean Funds, including oversight of the Sub-Adviser, trade execution and proxy voting. The Trustees also considered the subadvisory services provided by the Sub-Adviser, which include managing each Dean Fund’s portfolio. The Trustees considered the qualifications and experience of the Sub-Adviser’s portfolio managers who are responsible for the day-to-day management of the Dean Funds’ portfolios, as well as the qualification and experience of the other individuals at the Adviser and Sub-Adviser who provide services to the Dean Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by the Adviser and the subadvisory services provided by the Sub-Adviser to each Dean Fund.

(b)	Fund Performance – The Board also reviewed and discussed each Dean Fund’s performance for periods ended July 31, 2015 (including corrected benchmark performance information provided to the Board at its November 2015 meeting).

(1)	Mid Cap Fund – The Trustees considered that the Mid Cap Fund had outperformed its peer group average and median over the year-to-date, one- and three-year periods, and had outperformed one of its benchmarks, the Russell Midcap Value Index, over the year-to-date and one-year periods. The Trustees also considered that the Mid Cap Fund had underperformed the Russell Midcap Value Index over the three-year period, and had underperformed its other benchmark, the Russell Midcap Index, over the year-to-date, one- and three-year periods. The Trustees noted that these returns were for periods after the March 2011 change in the Mid Cap Fund’s investment strategy from a large cap strategy. The Trustees also reviewed the Mid Cap Fund’s performance for the five- and ten-year periods, although they determined that these comparisons were of limited use because the Mid Cap Fund had pursued a large cap strategy for part of these periods. The Trustees considered the Adviser’s and Sub-Adviser’s representations that the Mid Cap Fund’s recent performance was driven by strong stock selection in the Information Technology and Materials sectors, while poor stock selection in the Industrials and Health Care sectors had detracted from relative performance.

(2)	Small Cap Fund – The Trustees observed that the Small Cap Fund had outperformed its peer group average and median over the year-to-date and one-, three-, and five-year periods, while outperforming the peer group’s median return and performing in-line with the peer group’s average return for the ten-year period. The Trustees also noted that the Small Cap Fund had outperformed one of its benchmarks, the Russell 2000 Value Index, while underperforming its other benchmark, the Russell 2000 Index, over the year-to-date and one-, three-, five- and ten-year periods. The Trustees considered the Adviser’s and Sub-Adviser’s representations that the Small Cap Fund’s recent strong performance was driven by strong stock selection, particularly in the Energy sector.

(3)	Separate Account Performance Comparisons – The Trustees also reviewed composite performance returns for separate accounts managed jointly by the Adviser and the Sub-Adviser using their mid cap value and small cap value strategies. The Trustees observed that each Dean Fund’s performance was generally in-line with the composite performance of the respective separate account strategy. The Trustees considered the Sub-Adviser’s representation that any differences in performance between a Dean Fund and its comparable separate account composite could be attributed primarily to differences in cash flows and investment restrictions.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

(c)	Fee Rate and Profitability

(1)	Mid Cap Fund – The Trustees observed that the Mid Cap Fund’s gross and net advisory fees are higher than the peer group average and median, though are within the range of the fees of the peer group funds. The Trustees also considered that, effective through July 31, 2016, the Adviser has agreed to waive its management fee and/or reimburse expenses of the Mid Cap Fund to the extent that the Mid Cap Fund’s total annual operating expenses (excluding certain expenses) would exceed 1.50%.

The Trustees reviewed a profitability analysis prepared by the Adviser, which showed that, whether or not marketing expenses are taken into consideration, the Adviser is not earning a profit as a result of managing the Mid Cap Fund. The Committee considered a separate profitability analysis prepared by the Sub-Adviser, which similarly showed that, whether or not marketing expenses are taken into consideration, the Sub-Adviser is not earning a profit as a result of managing the Mid Cap Fund. The Trustees concluded that the current advisory and sub-advisory fees for the Mid Cap Fund represent reasonable compensation in light of the nature and quality of services being provided to the Mid Cap Fund, the fees paid by competitive mutual funds, and the costs incurred by the Adviser and Sub-Adviser in providing services to the Mid Cap Fund.

The Trustees also reviewed the Adviser’s fee schedule for other accounts managed by the Adviser using its mid cap value strategy, and noted that the Adviser charges its larger separate accounts a management fee that is lower than the Mid Cap Fund’s management fee. The Trustees also noted that the fee the Adviser pays the Sub-Adviser to manage the Mid Cap Fund pursuant to the Subadvisory Agreement is lower than the fee the Adviser pays the Sub-Adviser to manage other mid cap value accounts. In comparing these fees, the Trustees considered differences between the services provided to the Mid Cap Fund and those generally provided to separate accounts.

(2)	Small Cap Fund – The Trustees observed that the Small Cap Fund’s gross advisory fee is slightly higher than the peer group average, although it is slightly lower than the peer group median. The Trustees noted that the Small Cap Fund’s net advisory fee is higher than the peer group average and median, though within the range of the fees of the peer group funds. The Trustees also considered that, effective through July 31, 2016, the Adviser has agreed to waive its management fee and/or reimburse expenses of the Small Cap Fund so that the Small Cap Fund’s total annual operating expenses (excluding certain expenses) would not exceed 1.25%. The Trustees observed that the Small Cap Fund’s operating expenses are currently below the level of this expense cap.

The Trustees reviewed a profitability analysis prepared by the Adviser, which showed that, whether or not marketing expenses are taken into consideration, the Adviser is not earning a profit as a result of managing the Small Cap Fund. The Committee considered a separate profitability analysis prepared by the Sub-Adviser, which showed that, whether or not marketing expenses are taken into consideration, the Sub-Adviser is earning a profit as a result of managing the Small Cap Fund. The Trustees determined that the Sub-Adviser’s profit is not excessive, in part based their consideration of comparative profitability information from the MPI memorandum on the profitability of publicly-held investment advisors to mutual funds. The Trustees concluded that the current advisory and sub-advisory fees for the Small Cap Fund represent reasonable compensation in light of the nature and quality of services being provided to the Small Cap Fund, the fees paid by competitive mutual funds, and the costs incurred by the Adviser and Sub-Adviser in providing services to the Small Cap Fund.

The Trustees also reviewed the Adviser’s fee schedule for other accounts managed by the Adviser using its small cap value strategy, which showed that the Adviser charges its larger separate accounts the same management fee as it charges the Small Cap Fund (though management fees for separate

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

accounts above a certain asset level are negotiable). The Trustees also noted that the Adviser pays the Sub-Adviser the same fee to manage Small Cap Fund as it pays the Sub-Adviser to manage other small cap value accounts. In comparing these fees, the Trustees considered differences between the services provided to the Small Cap Fund and those generally provided to separate accounts.

(3)	Other Benefits to the Adviser and Sub-Adviser – The Trustees considered other potential benefits that the Adviser and the Sub-Adviser may receive in connection with their management of the Dean Funds. These benefits include third-party research obtained using soft dollars generated by certain brokerage transactions by the Dean Funds, which research may be used to benefit the Dean Funds along with the Adviser’s and the Sub-Adviser’s other advisory clients. The Trustees noted that the Adviser and Sub-Adviser direct the Dean Funds’ brokerage transactions to brokers who provide them with research services. The Trustees considered that they review Broker Commission Reports quarterly, and determined to continue to monitor each Dean Fund’s brokerage transactions. The Committee also determined that the benefits derived by the Adviser and Sub-Adviser with respect to each Dean Fund’s soft-dollar brokerage transactions were consistent with soft-dollar benefits typically derived by investment advisors to mutual funds.

(d)	Economies of Scale – In determining the reasonableness of each Dean Fund’s advisory fee, the Trustees also considered whether economies of scale will be realized by the Adviser as the Dean Funds grow larger, and the extent to which this is reflected in each Dean Fund’s advisory fee. The Trustees determined that, in light of the size of the Dean Funds and the Adviser’s lack of profitability with respect to each Dean Fund, it does not appear that the Adviser is realizing benefits from economies of scale in managing either Dean Fund to such an extent that the advisory fee for either Dean Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 899-8343 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 899-8343 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISER

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio 45431

DISTRIBUTOR

Unified Financial Securities, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Dean Funds:	FY 2016	$25,000
	FY 2015	$25,000

(b)	Audit-Related Fees

The Dean Funds:	FY 2016	$0
	FY 2015	$0

(c)	Tax Fees

The Dean Funds:	FY 2016	$6,000
	FY 2015	$5,000

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

The Dean Funds:	FY 2016	$0
	FY 2015	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2016	$0	$0
FY 2015	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date    5/24/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date    5/24/16

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date    5/24/16